UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2016

EXTRACTION OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001- 37907	46-1473923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 5300

Denver, Colorado 80202

(Address of Principal Executive Offices)

(720) 557-8300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

Underwriting Agreement

On October 11, 2016, Extraction Oil & Gas, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein (the “Underwriters”), relating to the offer and sale of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Underwriting Agreement provides for the offer and sale (the “Offering”) of 33,333,333 shares of Common Stock at a price to the public of $19.00 per share ($17.955 per share net of underwriting discounts and commissions). Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to an aggregate of 5,000,000 additional shares of Common Stock (the “Option Shares”). The material terms of the Offering are described in the prospectus, dated October 11, 2016 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 13, 2016, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333- 213634), initially filed by the Company on September 14, 2016 (the “Registration Statement”).

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Offering is expected to close on October 17, 2016, subject to the satisfaction of customary closing conditions, and the Company expects to receive proceeds from the Offering of approximately $594.1 million (net of underwriting discounts, commissions and estimated offering expenses payable by the Company), assuming no exercise of the Underwriters’ option to purchase the Option Shares. As described in the Prospectus, the Company intends to use (i) $90.0 million of the net proceeds from the Offering to redeem in full certain of its convertible preferred securities and (ii) $291.6 million to repay borrowings under its revolving credit facility. The Company will use the remaining net proceeds of $212.5 million for general corporate purposes, including to fund its 2016 and 2017 capital expenditures.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Relationships

As more fully described under the caption “Underwriting (Conflicts of Interest)” in the Prospectus, certain of the Underwriters and their respective affiliates have in the past, and may in the future, perform investment banking, commercial banking, advisory and other services for the Company and its affiliates from time to time for which they have received, and may in the future receive, customary fees and expenses.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

(d)  On October 11, 2016, the Board of Directors of the Company (the “Board”) appointed Marvin M. Chronister and Patrick D. O’Brien as members of the Board, effective simultaneous with the effectiveness of the Registration Statement.

Messrs. Chronister and O’Brien are expected to each receive 75,000 restricted stock units (“RSUs”) under the Extraction Oil & Gas, Inc. 2016 Long-Term Incentive Plan (the “LTIP”) in connection with the closing of the Offering. The restricted stock units will vest in full after one year of continuous service as a director. Upon vesting, each RSU will entitle the holder to receive one share of the Common Stock of the Company. The foregoing description of the RSU awards is not complete and is qualified in its entirety by reference to the full text of the form of Restricted Stock Unit Award Agreement (for Directors), which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

A fulsome description of the other compensation Messrs. Chronister and O’Brien will receive following the consummation of the Offering is contained in the section of the Prospectus entitled “Executive Compensation” and is incorporated herein by reference.

In connection with the closing of the Offering, the Company will enter into Indemnification Agreements with each of Messrs. Chronister and O’Brien. A description of the Indemnification Agreements is contained in the section of the Prospectus entitled “Description of Capital Stock—Limitation of Liability and Indemnification Matters” and is incorporated herein by reference.

There are no arrangements or understandings between either Messrs. Chronister or O’Brien and any other person pursuant to which he was selected as a director. Neither Messrs. Chronister nor O’Brien has any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which either Messrs. Chronister or O’Brien has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Following the closing of the Offering, Mr. Chronister is expected to serve on the Board’s Audit Committee and Compensation Committee, and Mr. O’Brien is expected to serve on the Board’s Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Executive Committee.

Extraction Oil & Gas, Inc. 2016 Long-Term Incentive Plan

(e)  On October 11, 2016, the Board adopted the LTIP, effective immediately prior to the effectiveness of the Registration Statement, for the benefit of the employees, consultants and directors of the Company and its affiliates. The LTIP provides for the grant of all or any of stock options, stock appreciation rights, restricted stock, RSUs, bonus stock, dividend equivalents, other stock-based awards, substitute awards, annual incentive awards and performance awards. Subject to adjustment in accordance with the terms of the LTIP, 20,200,000 shares of Common Stock have been reserved for issuance pursuant to awards under the LTIP. Common Stock withheld to satisfy exercise prices or tax withholding obligations will again be available for delivery pursuant to other awards. The LTIP will be administered by the Board or a committee thereof. The LTIP will be administered by the Board or an alternative committee appointed by the Board. The administrator of the LTIP, at its discretion, may terminate the LTIP at any time with respect to the shares for which a grant has not previously been made. The LTIP will expire on the tenth anniversary of the date of its adoption.

The foregoing description of the LTIP is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Stock Option Awards

(e)   In connection with the Offering and pursuant to the LTIP, the Board granted 1,500,000 stock options to each of Messrs. Mark A. Erickson, Matthew R. Owens and Russell T. Kelley, Jr. on October 11, 2016, effective immediately following the effectiveness of the Registration Statement.  Each option entitles the recipient to purchase one share of Common Stock.  The exercise price of the options equals the public offering price of the Common Stock.  Subject to accelerated vesting upon certain specified events, a third of the options will vest each year.  The foregoing description of the option awards granted to our executive officers is not complete and is qualified in its entirety by reference to the full text of the form of the Stock Option Award Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Employment Agreements

(e)   In connection with the Offering, the Company entered into employment agreements with each of Messrs. Erickson, Owens and Kelley (each, the “Executive” and, collectively, the “Executives”), effective on October 11, 2016 immediately prior to the effectiveness of the Registration Statement (the “Employment Agreements”). Each of the Employment Agreements includes an initial term of three years, subject to termination upon notice or certain other conditions, and automatically extends for an additional one-year period every year thereafter unless the Company or the Executive gives written notice that the automatic extension will not occur within 90 days prior to the end of the initial term, or, if applicable, the current extension term.  Pursuant to the terms of the Employment Agreements, the annual base salary for each of the Executives is $450,000, and each Executive is entitled to (1) a target annual bonus opportunity at targeted levels of performance equal to a minimum specified percentage of the Executive’s annual base salary, which for Mr. Erickson is 150% and for Messrs. Owens and Kelley is 100%, and (2) an annual performance-based equity award with an expected target grant date fair value equal to a specified percentage of the Executive’s annual base salary, which for Mr. Erickson is 150% and for Messrs. Owens and Kelley is 100%.

If the Executive’s employment is terminated by the Company for any reason other than “cause” or the Executive’s death or “disability,” or if the Executive terminates employment for “good reason,” or if the Executive’s employment terminates due to non-extension of the Employment Agreement by the Company (the terms “cause,” “disability,” and “good reason,” as defined in the applicable Employment Agreement), then, subject to the Executive’s timely execution and non-revocation of a release of claims, the Executive will be entitled to receive the following from the Company (1) any earned but unpaid annual bonus for the calendar year ending prior to the date of termination; (2) an annual bonus for the year in which the termination occurs equal to the greater of the annual bonus for the immediately preceding year or the target bonus for the current year, in either case, pro-rated through the date of termination (and provided that if such annual bonus was intended to constitute performance-based compensation under section 162(m) of the Internal Revenue Code (the “Code”), then the pro-rated annual bonus for the year of termination shall instead be based on the Company’s actual performance for such year and only to the extent the applicable performance criteria have been satisfied as certified by a committee of the Board as required under section 162(m) of the Code); (3) a lump sum payment equal to, for Messrs. Erickson and Owens, two times (or three times, in the event such termination of employment occurs within the 12-month period following the occurrence of a “change in control,” as such term is defined in the Employment Agreement (the “Protection Period”)), and for Mr. Kelley, 1.5 times (or two times, in the event such termination of employment occurs during the Protection Period) the sum of (a) the Executive’s annual base salary at the time of termination, and (b) the average annual bonus for the prior two years preceding the date of termination; (4) for a period of up to 18 months following termination, reimbursement on a monthly basis of the portion of the premiums paid by the Executive to continue coverage under the Company’s group health plans under COBRA that exceeds the employee premium amount that similarly situated active employees of the Company pay for the same or similar coverage under such plans; and (5) accelerated time-based vesting of all outstanding equity-related awards held by the Executive (with any performance-based vesting being determined based on actual performance through the end of the performance period) and continued exercise rights under all options, stock appreciation rights, and similar awards for the full original term of the award.

The foregoing description is qualified in its entirety by reference to the full text of the Employment Agreements for each of Messrs. Erickson, Owens and Kelley, which are filed as Exhibits 10.4, 10,5, and 10.6, respectively, to this Current Report on Form 8-K and are incorporated into this Item 5.02 by reference.

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Certificate of Incorporation

On October 11, 2016, prior to the effectiveness of the Registration Statement, the Company converted from a Delaware limited liability company to a Delaware corporation (the “Conversion”). In connection with the Conversion, the Company filed its Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware on October 11, 2016. A description of the Certificate of Incorporation is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Bylaws

On October 11, 2016, in connection with the Conversion, the Company adopted its Bylaws (the “Bylaws”). A description of the Bylaws is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of October 11, 2016, by and among Extraction Oil & Gas, Inc. and Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

3.1	Certificate of Incorporation of Extraction Oil & Gas, Inc.

3.2	Bylaws of Extraction Oil & Gas, Inc.

10.1

Extraction Oil & Gas, Inc. 2016 Long-Term Incentive Plan (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 (File No. 333- 214089) filed with the Commission on October 13, 2016).

10.2

Form of Restricted Stock Unit Award Agreement (for Directors) (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-8 (File No. 333- 214089) filed with the Commission on October 13, 2016).

10.3	Form of Stock Option Award Agreement (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-8 (File No. 333-214089) filed with the Commission on October 13, 2016).

10.4	Employment Agreement dated as of October 11, 2016 among the Company, XOG Services, LLC, and Mark A. Erickson.

10.5	Employment Agreement dated as of October 11, 2016 among the Company, XOG Services, LLC, and Matthew R. Owens.

10.6	Employment Agreement dated as of October 11, 2016 among the Company, XOG Services, LLC, and Russell T. Kelley, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2016

EXTRACTION OIL & GAS, INC.

	By:	/s/ Russell T. Kelley, Jr.
Russell T. Kelley, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of October 11, 2016, by and among Extraction Oil & Gas, Inc. and Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

3.1	Certificate of Incorporation of Extraction Oil & Gas, Inc.

3.2	Bylaws of Extraction Oil & Gas, Inc.

10.1

Extraction Oil & Gas, Inc. 2016 Long-Term Incentive Plan (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 (File No. 333- 214089) filed with the Commission on October 13, 2016).

10.2

Form of Restricted Stock Unit Award Agreement (for Directors) (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-8 (File No. 333- 214089) filed with the Commission on October 13, 2016).

10.3	Form of Stock Option Award Agreement (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-8 (File No. 333-214089) filed with the Commission on October 13, 2016).

10.4	Employment Agreement dated as of October 11, 2016 among the Company, XOG Services, LLC, and Mark A. Erickson.

10.5	Employment Agreement dated as of October 11, 2016 among the Company, XOG Services, LLC, and Matthew R. Owens.

10.6	Employment Agreement dated as of October 11, 2016 among the Company, XOG Services, LLC, and Russell T. Kelley, Jr.